UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07743

The Rockland Funds Trust
(Exact name of registrant as specified in charter)

1235 Westlakes Drive
Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Richard Gould
1235 Westlakes Drive
Berwyn, PA 19312
(Name and address of agent for service)

1-800-497-3933
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2009

Item 1. Reports to Stockholders.

ANNUAL REPORT

September 30, 2009

The Rockland Small Cap
Growth Fund
(RKGRX)

ANNUAL REPORT

Management’s Discussion of Fund Performance

November 2009

Dear Shareholders,

Thirteen years ago this December 2, we started the Rockland Small Cap Growth Fund while part of Greenville Capital Management. In 2004, we lifted out our investment team and we continued to manage your pure small cap growth portfolio within Gould Investment Partners. The Fund’s net assets were over $100 million for awhile, but later settled in the $40 million range. However, the Fund’s net assets have recently declined to under $10 million. This was in part due to the tough bear market that bottomed in March of this year, but also as a result of asset outflows of shareholders that no longer had an appetite for pure small cap growth stocks.  We reduced our advisory fees and reduced certain other expenses, such as the number of trustees on our Board, in an attempt to keep the Fund’s expense ratio down.  However, we realized that to make the Fund a stronger entity for shareholders, we needed to make a strategic change to grow Fund assets.  Asset growth would bring about better economies of scale for shareholders and a lower expense ratio.  Our marketing expertise at Gould investment Partners lies on the institutional side of asset gathering, and not necessarily with the individual investor.  With this in mind, we negotiated an agreement with Jacob Asset Management of New York, LLC to merge the Fund into a newly formed mutual fund within the Jacob Fund family to be called Jacob Small Cap Growth Fund.  As long as Fund shareholders of record on September 23, 2009 vote in favor of the proposal on the proxy that will be sent out in short order, this transfer should take place at the end of December or in January 2010.  We feel confident that Ryan Jacob and his experienced research team will be capable managers of the Fund.  They have also shown the ability in their other fund to gather assets with individual investors through marketing and positive public relations.  Higher assets and a lower expense ratio will benefit all Fund shareholders.  As an eligible investor, I will be voting in favor of the proxy.

The Rockland Small Cap Growth Fund
a Series of
The Rockland Funds Trust  •  P. O. Box 701  •  Milwaukee, Wisconsin 53201-0701  •  1-800-497-3933

Gould Investment Partners, LLC, Investment Adviser

The Fund’s 2009 fiscal year (October 1, 2008 to September 30, 2009) began amidst a trouncing of all equities into November 2008 and then hit another sharp downdraft into March of 2009.  Since then, we have had a sharp rally that has helped to recover some of the bear market losses. We believe your portfolio is well positioned to benefit from a further recovery in the economy. We currently calculate the median forward P/E ratio of the holdings in the Fund at about half the historical average. This would imply substantial potential appreciation as long as strong earnings continue. We also saw the largest margin of median upside earnings surprise ever recorded for the Fund last quarter, and by a very wide margin of 27%.  Historically this data metric has been between 5% and 18%. This record high median earnings surprise margin shows a marked disconnect between the pessimistic financial models of Wall Street and the true fundamental reality of your portfolio. With probable dollar depreciation as a direct result of our government’s excessive spending, we decided that more participation of foreign growth companies was prudent in your portfolio.  Many of these companies have half the valuations and twice the growth rates of their domestic counterparts. We believe that inflation is coming, but small cap growth stocks can be a good hedge in this environment since pricing increases get passed through directly to higher earnings. What are not adequately hedged for inflation are the mountains of cash deposits that should provide fuel and upward pressure for equities for years to come.

I want to thank all of the Fund’s shareholders for the many years of support through some very tough environments for small cap growth. I also would like to offer my email address, gould@gouldip.com, and direct phone number (610) 540-1301 for those of you that may have questions in light of the upcoming proxy and management change.

It has been a privilege to work for you.

All the Best,

Richard H. Gould CFA CMT
Fund Manager

The information in this communication regarding the Jacob Small Cap Growth Fund is not complete and may be changed. This Fund may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Jacob Small Cap Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and once available, it may be obtained by calling 1-888-Jacob-fx (522-6239). Read it carefully before investing.

Small company stocks may be more volatile and less liquid than stocks of larger, more established companies. The Fund is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund may experience greater risks and price fluctuations due to its concentration in small cap stocks as noted in the Fund’s prospectus.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

The information provided represents the opinion of Richard Gould and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

References to other mutual funds should not be interpreted as an offer of these securities.

Earnings growth rates measure the growth of a company’s net actual or estimated income over a one-year period.

The Price-to-Earnings (P/E) Ratio reflects the multiple of earnings at which the stock sells.

Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  For a complete list of fund holdings and sector allocations, please refer to pages 10-14.

Must be preceded or accompanied by a prospectus.

Comparison of a Hypothetical $10,000 Initial Investment

This graph shows the performance of a hypothetical initial gross investment of $10,000 that was invested in the Rockland Small Gap Growth Fund on October 1, 1999. As the chart shows, by September 30, 2009, the value of the investment would have declined to $9,193; a 8.07% decrease on the initial investment.  Over the same period, an initial investment of $10,000 in the Russell 2000 Growth Index would have increased to $11,154; if invested in the Russell 2000 Index it would have increased to $16,107.  The same $10,000 in the S&P 500 Index would have decreased to $9,848; if invested in the NASDAQ Composite Index it would have decreased to $7,729.

For the Period Ended September 30, 2009

	Average Annual Total Return
				Since Commencement
	One Year	Five Year	Ten Year	of Operations*
Rockland Small Cap Growth Fund	(19.25)%	(5.62)%	(0.84)%	4.80%
Russell 2000 Growth Index	(6.32)%	2.91%	1.10%	2.59%
Russell 2000 Index	(9.55)%	2.41%	4.88%	5.60%
S&P 500 Index	(6.91)%	1.02%	(0.15)%	4.44%
NASDAQ Composite Index	2.54%	3.11%	(1.96)%	4.51%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The Russell 2000 Index is an unmanaged index of 2,000 stocks weighted by market capitalization.  The Standard & Poor’s 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*December 2, 1996.

Rockland Small Cap Growth Fund
Expense Example — September 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the six month semi-annual period (4/1/09 - 9/30/09) and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  You will also be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 90 calendar days after you purchase them.  IRA accounts will be charged a $15 annual maintenance fee.  These expenses are not included in the example below.  The example below includes, but is not limited to, advisory fees, shareholder servicing fees, interest expense, fund accounting and custody fees.  However, the example below does not include a redemption fee, portfolio trading commissions or related expenses, or other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/09	Value 9/30/09	Period 4/1/09 - 9/30/091
Actual	$1,000.00	$1,251.10	$14.95
Hypothetical (5% return
before expenses)	1,000.00	1,011.78	13.36

1	Expenses are equal to the Fund’s annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Rockland Small Cap Growth Fund
Statement of Assets and Liabilities — September 30, 2009

ASSETS:
Investments, at fair value (cost $6,887,616)	$8,368,181
Receivable for investments sold	399,320
Dividends and interest receivable	377
Other assets	12,103
Total Assets	8,779,981

LIABILITIES:
Payable for investments purchased	287,486
Payable to adviser	5,102
Loans payable (Note 4)	102,000
Accrued professional fees	29,421
Accrued expenses and other liabilities	34,601
Total Liabilities	458,610
NET ASSETS	$8,321,371

NET ASSETS CONSIST OF:
Capital stock	$25,742,876
Accumulated net realized loss on investments sold	(18,902,070)
Net unrealized appreciation on investments	1,480,565
Total Net Assets	$8,321,371
Shares of beneficial interest outstanding
(unlimited shares of $0.001 par value authorized)	745,706
Net asset value, redemption price and offering price per share	$11.16

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Statement of Operations — Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income	$139,031
Interest income	3,169
Total investment income	142,200

EXPENSES:
Investment advisory fees	183,270
Shareholder servicing and accounting costs	88,172
Professional fees	66,761
Trustees’ fees and expenses	32,917
Administration fee	42,399
Custody fees	30,217
Federal and state registration	27,466
Reports to shareholders	10,096
Other	6,986
Total expenses before interest expense	488,284
Interest expense (Note 4)	524
Total expenses	488,808
NET INVESTMENT LOSS	(346,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(10,301,467)
Net change in unrealized appreciation/depreciation on investments	2,239,980
Net realized and unrealized loss on investments	(8,061,487)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,408,095)

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Statements of Changes in Net Assets

	Year ended	Year ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment loss	$(346,608)	$(672,420)
Net realized loss on investments	(10,301,467)	(2,635,709)
Net change in unrealized appreciation/depreciation on investments	2,239,980	(15,080,673)
Net decrease in net assets resulting from operations	(8,408,095)	(18,388,802)

NET DECREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS (NOTE 2)	(15,177,276)	(82,729)

NET DECREASE IN NET ASSETS	(23,585,371)	(18,471,531)

NET ASSETS:
Beginning of period	31,906,742	50,378,273
End of period	$8,321,371	$31,906,742

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Financial Highlights

	Years ended September 30,
	2009		2008		2007		2006		2005(1)
Per Share Data:
Net asset value,
beginning of year	$13.82		$21.94		$15.81		$16.16		$14.90
Income from
investment operations:
Net investment loss	(0.17	)(2)	(0.29	)(3)	(0.31	)(2)	(0.27	)(2)	(0.26	)(3)
Net realized and unrealized
gain (loss) on investments	(2.49)		(7.83)		6.44		(0.08)		1.52
Total from
investment operations	(2.66)		(8.12)		6.13		(0.35)		1.26
Net asset value, end of year	$11.16		$13.82		$21.94		$15.81		$16.16
Total return	(19.25)%		(37.01)%		38.77%		(2.17)%		8.46%
Supplemental data and ratios:
Net assets, end of year	$8,321,371		$31,906,742		$50,378,273		$40,626,519		$57,173,248
Ratio of expenses
to average net assets(4)	2.64	%(5)	1.86%		1.83%		1.73%		1.73%
Ratio of net investment loss
to average net assets	(1.87)%		(1.56)%		(1.72)%		(1.61)%		(1.60)%
Portfolio turnover rate	307.06%		246.41%		231.96%		246.66%		246.17%

(1)
Effective March 31, 2004, the Fund changed its investment adviser to Gould Investment Partners, LLC.  Richard H. Gould was employed by the Fund’s former investment manager, Greenville Capital Management beginning in 1994 and has served as the Fund’s portfolio manager since its inception in 1996.

(2)	Net investment loss per share represents net investment loss divided by the average shares of beneficial interest outstanding throughout the year.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the years ended September 30, 2009, 2008, 2007, 2006 and 2005 was 0.01%, 0.01%, 0.01%, 0.01% and 0.02%, respectively.

(5)
Effective September 1, 2009, Gould Investment Partners, LLC agreed to voluntarily waive 0.25% of their advisory fee indefinitely. The impact on the net expense ratio was (0.01%) for the fiscal year ended September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Schedule of Investments — September 30, 2009

Shares		Value

	COMMON STOCKS — 100.6%
	Agriculture & Food — 3.8%
4,000	Diamond Foods, Inc.	$126,880
1,925	TreeHouse Foods, Inc. (a)	68,665
8,000	Zhongpin, Inc. (a)	117,760
		313,305
	Alternative Energy — 3.6%
5,775	EnerNOC, Inc. (a)	191,499
3,425	Trina Solar Limited – ADR (a) (b)	110,182
		301,681
	Building & Construction — 1.5%
6,050	Orion Marine Group, Inc. (a)	124,267
	Chemicals — 1.7%
1,475	NewMarket Corporation	137,234
	Commercial Services — 7.3%
4,700	China Fire & Security Group, Inc. (a)	90,240
24,625	China TransInfo Technology Corp. (a)	232,952
1,925	Emergency Medical Services Corporation – Class A (a)	89,513
21,975	NIC Inc.	195,358
		608,063
	Communications — 2.8%
4,800	AboveNet, Inc. (a)	234,048
	Consumer Non-Durables — 1.5%
1,737	Green Mountain Coffee Roasters, Inc. (a)	128,260
	Containers — 0.6%
2,450	Bway Holding Company (a)	45,349
	Distribution — 0.9%
1,950	MWI Veterinary Supply, Inc. (a)	77,903
	Education — 6.4%
10,000	China Education Alliance Inc. (a)	52,700
20,000	ChinaCast Education Corporation (a)	145,400
1,925	Grand Canyon Education, Inc. (a)	34,323
9,400	Lincoln Educational Services Corporation (a)	215,072
1,000	New Oriental Education & Technology Group, Inc. – ADR (a) (b)	80,450
		527,945

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Schedule of Investments — September 30, 2009 (Continued)

Shares		Value

	Financial Services — 6.9%
5,000	B of I Holding, Inc. (a)	$42,100
6,100	Credit Acceptance Corporation (a)	196,359
10,350	Knight Capital Group, Inc. – Class A (a)	225,112
4,000	TNS Inc. (a)	109,600
		573,171
	Health Care Services & Supplies — 3.1%
8,275	IPC The Hospitalist Co. (a)	260,249
	Internet Services — 9.6%
10,950	AsiaInfo Holdings, Inc. (a)	218,672
4,338	Netflix Inc. (a)	200,285
6,250	Perfect World Co Limited – ADR (a) (b)	300,625
15,000	RF Micro Devices, Inc. (a)	81,450
		801,032
	Leisure — 1.9%
3,525	WMS Industries Inc. (a)	157,074
	Medical — 2.6%
6,225	Bio-Reference Laboratories, Inc. (a)	214,140
	Oil & Gas – Exploration & Production — 2.8%
2,250	Concho Resources Inc. (a)	81,720
17,825	Northern Oil and Gas, Inc. (a)	149,730
		231,450
	Retail & Restaurants — 14.2%
3,000	Aeropostale, Inc. (a)	130,410
4,000	America’s Car-Mart, Inc. (a)	95,800
5,925	Buffalo Wild Wings Inc. (a)	246,539
700	Chipotle Mexican Grill, Inc. – Class A (a)	67,935
6,000	Home Inns & Hotels Management, Inc – ADR (a) (b)	179,100
2,975	Jos. A. Bank Clothiers, Inc. (a)	133,191
6,000	PetMed Express, Inc.	113,100
5,900	Steven Madden, Ltd. (a)	217,179
		1,183,254
	Semiconductors — 9.8%
10,563	Cavium Networks, Inc. (a)	226,788
3,000	Monolithic Power Systems (a)	70,350
5,625	Netlogic Microsystems Inc. (a)	253,125

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Schedule of Investments — September 30, 2009 (Continued)

Shares		Value

	Semiconductors — 9.8% (Continued)
4,500	PMC-Sierra, Inc. (a)	$43,020
28,800	TriQuint Semiconductor, Inc. (a)	222,336
		815,619
	Software — 18.9%
5,175	ArcSight, Inc. (a)	124,562
3,625	athenahealth Inc. (a)	139,091
6,150	Constant Contact, Inc. (a)	118,387
10,625	MedAssets Inc. (a)	239,806
14,050	Smith Micro Software, Inc. (a)	173,658
15,575	Sourcefire Inc. (a)	334,395
13,950	SuccessFactors, Inc. (a)	196,277
5,250	SXC Health Solutions Corporation (a) (b)	245,648
		1,571,824
	Transportation — 0.7%
2,000	International Shipholding Corporation	61,620
	TOTAL COMMON STOCKS (Cost $6,887,126)	8,367,488

	WARRANTS — 0.0%
2,030	GreenHunter Energy, Inc. (a) (c)	203
	TOTAL WARRANTS (Cost $0)	203

	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Fund — 0.0%
490	Fidelity Institutional Money Market Portfolio – Select Class	490
	TOTAL SHORT-TERM INVESTMENTS (Cost $490)	490
	Total Investments (Cost $6,887,616) — 100.6%	8,368,181
	Liabilities in Excess of Other Assets — (0.6)%	(46,810)
	TOTAL NET ASSETS — 100.0%	$8,321,371

ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	Illiquid security – acquired through private placement.

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Schedule of Investments — September 30, 2009 (Continued)

Summary of Fair Value Measurements at September 30, 2009

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments at September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks
Agriculture & Food	$313,305	$—	$—	$313,305
Alternative Energy	301,681	—	—	301,681
Building & Construction	124,267	—	—	124,267
Chemicals	137,234	—	—	137,234
Commercial Services	608,063	—	—	608,063
Communications	234,048	—	—	234,048
Consumer Non-Durables	128,260	—	—	128,260
Containers	45,349	—	—	45,349
Distribution	77,903	—	—	77,903
Education	527,945	—	—	527,945
Financial Services	573,171	—	—	573,171
Health Care Services & Supplies	260,249	—	—	260,249
Internet Services	801,032	—	—	801,032
Leisure	157,074	—	—	157,074
Medical	214,140	—	—	214,140
Oil & Gas – Exploration & Production	231,450	—	—	231,450
Retail & Restaurants	1,183,254	—	—	1,183,254
Semiconductors	815,619	—	—	815,619
Software	1,571,824	—	—	1,571,824
Transportation	61,620	—	—	61,620
Total Common Stocks	8,367,488	—	—	8,367,488
Warrants	—	203	—	203
Total Equity	8,367,488	203	—	8,367,691
Short-Term Investments
Money Market Fund	490	—	—	490
Total Short-Term Investments	490	—	—	490
Total Investments in Securities	$8,367,978	$203	$—	$8,368,181

The accompanying notes are an integral part of these financial statements.

Rockland Small Cap Growth Fund
Sector Allocation of Portfolio Holdings — September 30, 2009

Percentages represent market value as a percentage of total investments.

Rockland Small Cap Growth Fund
Notes to the Financial Statements — September 30, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Rockland Funds Trust (the “Trust”) was organized on July 31, 1996, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of one series, The Rockland Small Cap Growth Fund (the “Fund”). The investment objective of the Fund is to seek capital appreciation. In seeking its investment objective of capital appreciation, the Fund will, under normal market conditions, invest primarily in equity securities of domestic small capitalization companies. The Fund is structured for flexibility and risk reduction, but centered around investment in high quality growth stocks with an emphasis on those companies whose growth potential, in the opinion of the Fund’s investment adviser,Gould Investment Partners LLC (“Gould IP”), has been overlooked by Wall Street analysts. The Fund issued and sold 10,000 shares of its capital shares at $10 per share on October 21, 1996. The Fund commenced operations on December 2, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Financial Accounting Standards Board (FASB) Codification – In June 2009, FASB codified its standards and accounting principles for financial statements issued for periods ending after September 15, 2009. Starting with the accompanying financial statements, the Fund will make reference to U.S. generally accepted accounting principles (“U.S. GAAP”) issued by the FASB as Accounting Standards CodificationTM (“ASC”).

b)
Investment Valuation – Common stocks and other equity-type securities that are listed on a U.S. security exchange, other than the NASDAQ Global Market exchanges (“NASDAQ”), for which market quotations are readily available are valued at their fair value on the day the valuation is made as determined by their last sales price in the principal market in which the securities are normally traded.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Common stocks and other equity-type securities, including securities listed on NASDAQ which are listed on an exchange, but which are not traded on the valuation date are valued at the mean between the current bid and asked price. Foreign securities registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934 are valued in the same manner. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Mutual fund investments are valued at the net asset value of that fund first determined after the Fund places its order. Debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Gould IP.  The procedures authorize Gould IP to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.

In March 2008, the Fund adopted a standard involving disclosures about derivative instruments and hedging activities that is effective for fiscal years beginning after November 15, 2008.  The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management

Rockland Small Cap Growth Fund
Notes to the Financial Statements — September 30, 2009 (Continued)

is currently evaluating the impact of the standard on the Fund's financial statements.

c)
Federal Income Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required.

The Fund has reviewed the tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2006-2009) and no tax exposure reserve was required in the financial statements.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are generally declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually and are generally distributed in December.  Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets due to differences in the recognition of income, expenses and gain items.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of losses from wash sales and post October capital losses.

e)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2% redemption fee on the redemption of Fund shares within 90 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

g)
Foreign Securities – Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

h)	Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the

Rockland Small Cap Growth Fund
Notes to the Financial Statements — September 30, 2009 (Continued)

security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.  All discounts and premiums are accreted for tax and financial reporting.

2.	SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were as follows:

Year ended
September 30, 2009	Amount	Shares
Shares sold	$3,717,444	396,759
Shares redeemed	(18,909,229)	(1,959,349)
Redemption fees	14,509	—
Net decrease	$(15,177,276)	(1,562,590)

Shares Outstanding:
Beginning of period		2,308,296
End of period		745,706

Year ended
September 30, 2008	Amount	Shares
Shares sold	$6,922,287	368,060
Shares redeemed	(7,012,706)	(355,845)
Redemption fees	7,690	—
Net increase (decrease)	$(82,729)	12,215

Shares Outstanding:
Beginning of period		2,296,081
End of period		2,308,296

3.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments by the Fund for the year ended September 30, 2009, were $59,221,450 and $74,460,602, respectively.  The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended September 30, 2009.

At September 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of Investments(a)	$6,998,265
Gross unrealized appreciation	$1,543,027
Gross unrealized depreciation	(173,111)
Net unrealized appreciation	$1,369,916
Other accumulated losses	$(18,791,421)
Total accumulated losses	$(17,421,505)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

At September 30, 2009, the Fund had accumulated net realized capital loss carryovers of $11,306,812 with $87,076, $2,765,334 and $8,454,402 expiring in 2010, 2011 and 2017, respectively.  To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.  At September 30, 2009, the Fund had net realized losses from transactions between November 1, 2008 and September 30, 2009 of $7,482,962, which is deferred for tax purposes and were recognized October 1, 2009.

The Fund made no distributions during the fiscal year ended September 30, 2009 and September 30, 2008.

4.	LINE OF CREDIT

During the course of operations, the Fund’s custody account with U.S. Bank, N.A. (the “Bank”) was overdrawn at times during the period due to shareholder redemptions from the Fund.  On March 3, 2006, the Board of Trustees approved an unsecured Line of Credit (“LOC”) with U.S. Bank, N.A. that may only be utilized to cover overdrafts from shareholder redemptions.  Under the terms of the LOC, borrowings for the Fund are limited to either the lesser of $7,000,000 or 33.33% of the net assets of the Fund.  The Bank charges interest at the Bank’s Prime Rate (weighted average rate of 3.33% for the year ended September 30, 2009) for overdrafts.  During the year ended September 30,

Rockland Small Cap Growth Fund
Notes to the Financial Statements — September 30, 2009 (Continued)

2009, on days the Fund was overdrawn it had an outstanding average overdraft balance of $76,338. The Fund incurred $524 in interest expense for the year ended September 30, 2009.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Gould IP.  Pursuant to its advisory agreement with the Trust, Gould IP is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.  Effective September 1, 2009, Gould IP agreed to voluntarily waive 0.25% of their advisory fee indefinitely.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.  Quasar Distributors, LLC serves as distributor for the Fund.

6.	SUBSEQUENT EVENT

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were available to be issued. On September 19, 2009 the Board of Trustees approved an agreement and plan of reorganization under which the Fund would be reorganized into a newly-formed mutual fund within the Jacob family of funds and be called the Jacob Small Cap Growth Fund.  The new fund would be managed by Jacob Asset Management of New York, LLC.  The Board has called a special meeting of shareholders of the Fund to be held in the first calendar quarter of 2010 at the Trust’s offices at 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312 for the Fund shareholders of record as of September 23, 2009 to consider approval of the plan of reorganization.

Rockland Small Cap Growth Fund
Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
The Rockland Funds Trust:

We have audited the accompanying statement of assets and liabilities of Rockland Small Cap Growth Fund (the “Fund”, a series of the Rockland Funds Trust), including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 23, 2009

Rockland Small Cap Growth Fund
Additional Information

Information about Trustees
The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-800-497-3933.

		Term of		Number of
		Office &		Portfolios in	Other
	Position	Length		Complex	Directorships
Name,	Held with	of Time	Principal Occupation(s)	Overseen	Held by
Address & Age	the Trust	Served(1)	During Past Five Years	by Trustee	Trustee

Independent Trustees of the Trust

Dr. Peter Utsinger	Trustee	Since	Retired, was a practicing physician in arthritis and	1	None
c/o U.S. Bancorp		1996	rheumatic diseases since 1970 when he received
Fund Services, LLC			his M.D. from Georgetown University. Dr.
777 E. Wisconsin Ave.			Utsinger was Director of the Arthritis Clinical and
Milwaukee, WI 53202			Research unit at the University of North Carolina
Age: 64			and has written over 100 publications in his area
			of specialty. He is a consultant to multiple
			pharmaceutical companies.

R. Peter Zimmermann	Independent	Since	Retired, formerly CFO of TL Ventures	1	None
c/o U.S. Bancorp	Chairman	2006	(venture capital partnership) from 1996 to 1998.
Fund Services, LLC			Served as CFO of Decision One (computer
777 E. Wisconsin Ave.	Trustee	Since	maintenance company) from 1993 to 1996.
Milwaukee, WI 53202		2004
Age: 69

Interested Trustees of the Trust

Richard H. Gould(2)	President	Since	Chairman, President and Chief Investment Officer	1	None
1235 Westlakes Drive		2004	of Gould Investment Partners LLC (“GIP”) since
Suite 280			2004 and manager of the Fund since the Fund’s
Berwyn, PA 19312	Trustee &	Since	inception. From 1994 to 2004, Mr. Gould was Vice
Age: 49	Treasurer	1996	President of Greenville Capital Management, Inc.
			(the Fund’s former adviser). From 1987 until 1994,
			Mr. Gould was associated with PNC Investment
			Management, as an equity analyst and later as
			the co-manager of the PNC Small Cap Growth Fund.
			Mr. Gould received his Chartered Financial Analyst
			designation in 1989; became a Chartered Market
			Technician in 1995; and received his B.S. in 1982
			and his M.B.A. in Finance in 1985, both from The
			Pennsylvania State University.

Rockland Small Cap Growth Fund
Additional Information (Continued)

Term of
Office &
	Position	Length
Name,	Held with	of Time	Principal Occupation(s)
Address & Age	the Trust	Served(1)	During Past Five Years

Officers of the Trust

Richard H. Gould	President &		See information above under “Interested Trustees
1235 Westlakes Drive	Treasurer		of the Trust.”
Suite 280
Berwyn, PA 19312
Age: 49

Sanjay Upadhyaya	Vice	Since	Vice President and Senior Trader of GIP, and was one
1235 Westlakes Drive	President	2005	of the original founders in 2004. Prior to GIP, he was
Suite 280			a trader at Greenville Capital Management from 1994
Berwyn, PA 19312			to 2004. Mr. Upadhyaya managed all of the trades for
Age: 38			the Rockland Small Cap Growth Fund at Greenville,
oversaw the Instinet System trading, and handled all
account reconciliation and reporting. Mr. Upadhyaya
received his Bachelor of Arts in Finance from Goldey
Beacom College in 1994. In addition to heading the
trading department at GIP, Mr. Upadhyaya oversees
all of GIP’s information technology capabilities,
including the firm’s “state of the art” trading platform.

Barbara Grosso	Secretary	Since	Vice President, Chief Operating Officer and Chief Compliance
1235 Westlakes Drive	and Chief	2004	Officer of GIP since 2004. From 1996 through 2004, Ms.
Suite 280	Compliance		Grosso served as Director of Administration and Compliance
Berwyn, PA 19312	Officer		Officer for Cashman and Associates Capital Management,
Age: 43	(CCO)		LP (investment adviser). From 1984 through 1996, Ms.
Grosso served as Director of Administration and Compliance
Officer for Cashman, Farrell and Associates (investment adviser).

(1)	Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.
(2)	Mr. Gould is deemed to be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with GIP.

Rockland Small Cap Growth Fund
Additional Information (Continued)

Availability of Proxy Voting Information:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-497-3933 or on the SEC website at www.sec.gov.

The actual voting records relating to how the Fund voted the proxies of its portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-497-3933 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:

A complete schedule of the Fund’s portfolio holdings for the second and fourth quarters is included in the Fund’s semi-annual and annual shareholder reports, respectively.  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-497-3933 or by accessing the SEC’s website at www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

(This Page Intentionally Left Blank.)

TRUSTEES
Mr. Richard Gould
Dr. Peter Utsinger
Mr. R. Peter Zimmermann

OFFICERS
Mr. Richard Gould, President & Treasurer
Mr. Sanjay Upadhyaya, Vice President
Ms. Barbara Grosso, Secretary &
Chief Compliance Officer

INVESTMENT ADVISER
Gould Investment Partners LLC
1235 Westlakes Drive, Suite 280
Berwyn, PA  19312

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, IL  60601

LEGAL COUNSEL
Stradley, Ronon, Stevens and Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is an audit committee financial expert serving on its audit committee.  R. Peter Zimmermann is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 09/30/2009	FYE 09/30/2008
Audit Fees	$15,000	$24,750
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2009	FYE 09/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2009	FYE 09/30/2008
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on his review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Rockland Funds Trust

By (Signature and Title)      /s/Richard Gould
Richard Gould, President

Date   December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Richard Gould
Richard Gould, President and Treasurer

Date   December 3, 2009